                                                                    Exhibit 10.6
                                                                  Execution Copy


         REGISTRATION RIGHTS AGREEMENT, dated as of December 14, 1999, among TeleCommunication Systems, Inc., a Maryland corporation (the "Company") the security holders of the Company listed on the signature pages hereto and the other security holders of the Company from time to time party hereto (the "Holders").


                                  INTRODUCTION


         Pursuant to the Share Purchase Agreement, dated as of December 14, 1999 (the "Series A Purchase Agreement"), by and the Company and certain Holders party thereto, on the date hereof, such Holders are purchasing from the Company shares of Series A Preferred Stock, $.001 par value, of the Company (the "Series A Preferred Stock") on the terms and conditions set forth therein. It is a condition to the consummation of the transactions contemplated by the Series A Purchase Agreement (from which the Company and the Holders will derive significant benefits) that the parties hereto enter into this Agreement.

         Accordingly, the parties agree as follows:

         SECTION 1. Definitions: Rules of Interpretation. (a) When used in this
Agreement:

         "Affiliate" means, when used with respect to a specified Person, a limited or general partner of such Person or another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified, where "control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies of the specified Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         "Class A Common Stock" means the Class A Common Stock, $.001 par value, of the Company.

         "Class A Warrants" means, collectively, (i) the Second Amended and Restated Stock Purchase Warrant dated December 14, 1999 issued by the Company to Finova Mezzanine Capital Inc. ("Finova"), pursuant to which Finova is entitled to purchase up to 885,250 shares of Class A Common Stock (subject to adjustment as provided for therein), (ii) the Amended and Restated Stock Purchase Warrant dated December 14, 1999 issued by the Company to Tatonka Capital Corporation ("Tatonka"), pursuant to which Tatonka is entitled to purchase up to 335,700 shares of Class A Common Stock (subject to adjustment as provided for therein), and (iii) the Stock Purchase Warrant dated December 14, 1999 issued by the Company to Commerce Funding Corporation ("Commerce"), pursuant to which Commerce is entitled to purchase up to 37,300 shares of Class A Common Stock (subject to adjustment as provided for therein).

         "Class B Warrant" means the Warrant dated December 14, 1999 issued by the Company to George M. Shea ("Shea"), pursuant to which Shea is entitled to purchase up to 102,380 shares of Class B Common Stock (subject to adjustment as provided for therein).
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         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "Governmental Authority" means any government, court, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction.

         "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

         "Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

         "Public Sale" means any sale of Registrable Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

         "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "Registrable Securities" means (i) any Class A Common Stock or other securities issuable or issued upon conversion or exercise of the Series A Preferred Stock or the Warrants or otherwise held by the Series A Holders, and
(ii) any Class A Common Stock or other securities issued as (or issuable upon the conversion, exercise or exchange of any option, warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the securities referred to in clause
(i), in each case held at any time by the Holders; provided that Registrable Securities shall not include shares of Class A Common Stock or other securities that (A) have been sold in a Public Sale or (B) are held by a Holder whose entire holdings of Registrable Securities are then eligible for resale without registration and without regard to volume or time limitations under Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (provided, however, that this clause (B) shall not apply for purposes of Section 3 hereof).

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "Series A Holders" means Signal Equity Partners, L.P., GE Capital Equity Investments, Inc. and their respective direct and indirect transferees of Registrable Securities.

         "Warrants" means, collectively, the Class A Warrants and the Class B Warrant.


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         (b) Headings etc. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and "include" and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its permitted successors and assigns; and (vi) a reference in this Agreement to an Article, Section, Annex, Exhibit or Schedule is to the Article, Section, Annex, Exhibit or Schedule of this Agreement.

         SECTION 2. Demand Registrations. (a) Exercise of Rights. The Company shall, upon the written demand of the Series A Holders holding a majority of Registrable Securities held by Series A Holders at any time after the date hereof, effect as expeditiously as possible, and in any event within 60 days (or 120 days, if the proposed registration is to be an initial public offering of capital stock of the Company) after receipt of such written demand, the registration (a "Demand Registration") under the Securities Act of (i) all Registrable Securities held by the Series A Holders initiating such Demand Registration which are requested to be registered in the initial written demand and (ii) any additional Registrable Securities requested to be registered by other Series A Holders who elect to include Registrable Securities in such Demand Registration in a written notice or notices given within 5 business days of the date the Demand Registration Notice (as defined below) is given by the Company (together with the Registrable Securities described in clause (i), the "Included Securities"). Promptly (but in no event later than 2 business days after) the receipt by the Company of any written demand pursuant to clause (i) of the immediately preceding sentence, the Company will give written notice of such demand to all Series A Holders (the "Demand Registration Notice"). The Company shall effect the registration under the Securities Act of the Included Securities as expeditiously as possible and use its best efforts to have such registration become and remain effective as provided in Section 4 hereof. The Company have the right to select the underwriters for a Demand Registration that is to be an underwritten offering, subject to the reasonable approval of the Series A Holders initiating such Demand Registration. Each holder of Included Securities shall be permitted to withdraw all or any part of the Included Securities of such holder from any Demand Registration at any time prior to the effective date of such Demand Registration; provided, in the case of an underwritten offering, that such holder is permitted to do so by the managing underwriters or pursuant to any agreement with such managing underwriters; and provided, further, however, that such Demand Registration shall count as a Demand Registration unless the holders of the Included Securities pay all expenses referred to in Section 8(a) in connection with the withdrawn registration.

         (b) Limitations. Notwithstanding Section 2(a), the Company shall be required to effect no more than two Demand Registrations; provided, that the Series A Holders shall be entitled to unlimited additional Demand Registrations if such additional Demand Registrations would be eligible for registration on Form S-3 after the Company qualifies for Form S-3; and provided, however, that the Company shall not be required to effect more than two such Demand Registrations on Form S-3 in any twelve month period.


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         (c) Additional Requirements. Any registration initiated pursuant to
Section 2(a) shall not count as a Demand Registration (i) unless and until a registration statement with respect to all Registrable Securities to be sold in connection therewith shall have become effective and remained effective and at least 75% of the number of Included Securities not withdrawn by Series A Holders from the registration shall have been sold (unless all Included Securities are withdrawn by the holders thereof and the Company has performed its obligations under this Agreement in all material respects, in which case such registration will count as a Demand Registration unless the holders of the Included Securities pay all expenses referred to in Section 8(a) in connection with the withdrawn registration), (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other Governmental Authority for any reason not attributable to the holders of Included Securities, such that no sales are possible thereunder for a period of 10 days or more, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of all holders of Included Securities.

         (d) Inclusion of Other Securities. Neither the Company nor any of its securityholders shall be entitled to include any securities in any underwritten Demand Registration unless the Company or such securityholders (as the case may be) shall have agreed to such inclusion and unless the Company and such other securityholders shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

         (e) Cutbacks. If the managing underwriters of any Demand Registration advise the Company in writing that in their good faith judgment that the number of securities to be included in the Demand Registration exceeds the number that can be sold in the offering in light of marketing factors or because the sale of a greater number would adversely affect the price of the Registrable Securities to be sold in such Demand Registration, then the total number of securities the underwriters advise can be included in such Demand Registration shall be allocated (i) first, to each holder of Included Securities in proportion to such holder's ownership of the total number of Included Securities; and (ii) second, among any securities of the Company the Company proposes to issue and sell for its own account or register for sale by any Person (other than a holder of Included Securities) in such Demand Registration in accordance with any contractual provisions binding on the Company and/or the holders of such securities or, if no contractual provisions apply, as the Company may determine.

         (f) Termination. This Section 2 shall terminate with respect to any shares of Class A Common Stock or other securities that have been sold in a Public Sale or are held by a Holder whose entire holdings of Registrable Securities are then eligible for resale without registration and without regard to volume or time limitations under Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         SECTION 3. Piggyback Registrations. (a) Exercise of Rights. If the Company proposes to register any of its securities under the Securities Act for sale (other than in connection with a Demand Registration or the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or


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a transaction of the type specified in Rule 145 under the Securities Act), the
Company shall give the Holders notice of such proposed registration (a "Piggyback Registration") at least 30 days prior to the filing of a registration statement in connection therewith. At the written request of any Holder delivered to the Company within 15 days after the receipt of the notice from the Company, which request shall state the number of Registrable Securities that such Holder wishes to sell or distribute publicly in the Piggyback Registration, the Company shall effect the registration under the Securities Act of the Registrable Securities requested to be included in the Piggyback Registration (the "Piggyback Securities") as expeditiously as possible and use its best efforts to have such registration become and remain effective as provided in
Section 4 hereof. Each holder of Piggyback Securities shall be permitted to withdraw all or any part of the Piggyback Securities of such holder from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration; provided, in the case of an underwritten offering, that such holder is permitted to do so by the managing underwriters or pursuant to any agreement with such managing underwriters.

         (b) Additional Requirements. No Holder shall be entitled to include any securities in any underwritten Piggyback Registration unless such Holder shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the securities (other than Piggyback Securities) to be included in such Piggyback Registration. If a Piggyback Registration is to cover, in whole or in part, any underwritten distribution, then the Company shall use its reasonable best efforts to cause all Piggyback Securities to be included in the underwriting on the same terms and conditions as the securities (other than Piggyback Securities) being sold through the underwriters.

         (c) Cutbacks. If the managing underwriters of any Piggyback Registration advise the Company in writing that in their good faith judgment that the number of securities to be included in the Piggyback Registration exceeds the number that can be sold in the offering in light of marketing factors or because the sale of a greater number would adversely affect the price of the Registrable Securities to be sold in such Piggyback Registration, then the total number of securities the underwriters advise can be included in such Piggyback Registration shall be allocated (i) first, to the securities of the Company the Company proposes to issue and sell for its own account; (ii) second, to each Series A Holder holding Piggyback Securities in proportion to such Series A Holder's ownership of the total number of Piggyback Securities; (iii) third, to each holder of Piggyback Securities (other than a Series A Holder) in proportion to such holder's ownership of the total number of Piggyback Securities; and (iv) fourth, among any securities of the Company the Company proposes to register for sale by any Person (other than a holder of Piggyback Securities) in such Piggyback Registration in accordance with any contractual provisions binding on the Company and/or the holders of such securities or, if no contractual provisions apply, as the Company may determine.

         SECTION 4. Registration Covenants of the Company. If any Registrable Securities of any Holder are to be registered pursuant to Section 2 or Section 3, the Company covenants and agrees that it shall use its best efforts to effect the registration and cooperate in the sale of the Registrable Securities to be registered and shall as expeditiously as possible:

         (a) (i) prepare and file with the SEC a registration statement with respect to the Registrable Securities (including all amendments and supplements thereto, a "Registration


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Statement") and (ii) use its reasonable best efforts to cause the Registration
Statement to become effective;

         (b) prior to the filing described above in paragraph (a), furnish to each Holder participating in such offering copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the review of counsel one counsel representing the Holders (but not approval of such counsel except with respect to any statement in the Registration Statement which relates to any Holder);

         (c) notify each such Holder, promptly after receiving notice thereof, of the time when the Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

         (d) notify each Holder participating in such offering promptly of any request by the SEC for the amending or supplementing of the Registration Statement or prospectus or for additional information;

         (e) (i) advise, each Holder participating in such offering after the Company shall receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of the Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and (ii) promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

         (f) (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective for a period of time necessary to permit each Holder participating in such offering to dispose of all its Registrable Securities and (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during such period in accordance with the intended methods of disposition by each such Holder set forth in the Registration Statement;

         (g) furnish to each Holder participating in such offering such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including such preliminary prospectus) and such other documents such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

         (h) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as determined by the underwriters after consultation with the Company and the Holders participating in the offering and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the Registrable Securities (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this paragraph (h), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);


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         (i) notify the Holders participating in the offering, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such Holder, prepare a supplement or amendment to the Registration Statement so that the Registration Statement shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (j) if the Common Stock is not then listed on a securities exchange and if the NASD is reasonably likely to permit the reporting of the Common Stock on Nasdaq, use its best efforts, consistent with the then current corporate structure of the Company, to facilitate the reporting of transactions in the Common Stock on Nasdaq;

         (k) provide a transfer agent and registrar, which may be a single entity, for all the Registrable Securities not later than the effective date of the Registration Statement;

         (1) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other action, if any, as the Holders participating in such offering or the underwriters shall reasonably request in order to expedite or facilitate the disposition of the Registrable Securities pursuant to this Agreement;

         (m) (i) make available for inspection by the Holders participating in such offering, any underwriter participating in any distribution pursuant to the Registration Statement and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

         (n) furnish to each Holder participating in the offering a signed counterpart, addressed to the Holders, (or to the underwriters, in the case of any underwritten offering) of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters, respectively, delivered to the underwriters in underwritten public offerings of securities;

         (o) cause senior representatives of the Company to participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten or "best efforts" offering of any Registrable Securities; and

         (p) notify each Holder of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered


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under the Securities Act, promptly upon the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         SECTION 5. Cooperation by the Holders. (a) Lock-Up Agreements. Each Holder, if and for the period of time the managing underwriters so request in connection with any underwritten registration of Registrable Securities, will not, to the extent requested by such underwriters during the time period specified, effect any public sale or other distribution of any equity securities of the Company without the prior written consent of such underwriters; provided, however, that (i) all executive officers and directors of the Company, all beneficial owners of 5% or more of the outstanding capital stock of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements, (ii) such market stand-off time period shall not extend beyond 180 days following the date of the final prospectus and 30 days prior to the date of the final prospectus and (iii) any such market stand-off or lock-up agreements contains reasonable and customary exceptions (including without limitation permitting transfers to Affiliates and transfers of shares owned as the result of open market purchases without restriction).

         (b) Cooperation. Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require and which is customary in such transactions from such seller, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Securities. The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

         (c) Suspension by Company. Holders of Registrable Securities included in any registration statement will not (until further notice) effect sales of Registrable Securities included in any registration statement after receipt of written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus (which obligation to correct or update the Company will satisfy promptly); but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

         SECTION 6. Additional Covenants of the Company. (a) Other Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of at least a majority of the outstanding Registrable Securities held by the Series A Holders, enter into any agreement with any holder or prospective


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
holder of any securities of the Company which give such holder or prospective holder rights that are superior to, or which adversely affect, the rights granted under this Agreement.

         (b) Rule 144 Information. After the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, but only for so long as the Company is so subject, the Company shall take all actions necessary to enable the Holders to sell the Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, including filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         (c) Restrictions on Public Sale by the Company. The Company agrees, unless it obtains the consent of the managing underwriter(s) of any underwritten offering of Registrable Securities pursuant to this Agreement, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the 30th day prior to, and ending on the 180th day (or such longer period as shall be reasonably required by the managing underwriters) following, the effective date of any underwritten Demand Registration or Piggyback Registration, except in connection with any such underwritten registration, or pursuant to any registration statements on Form S-8 or the then equivalent form.

         SECTION 7. Indemnification. (a) Indemnification by the Company. To the fullest extent permitted by law, in the event of any registration of any Registrable Securities pursuant to the provisions of this Agreement, the Company shall indemnify, defend and hold harmless each selling Holder, each other Person who participates as an underwriter in the offering or sale of such Registrable Securities, each other Person, if any, who controls such Holder or any such underwriter within meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective directors, officers, agents, employees, stockholders and representatives (collectively, "Indemnitees") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each such Indemnitee for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to any Indemnitee to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in strict conformity with


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
written information about such Indemnitee furnished to the Company in a writing duly executed by or on behalf of such Indemnitee specifically stating that it is for use in the preparation thereof; and provided further, however, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereon) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting a claim based upon an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or, omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the transfer of the Registrable Securities of each Indemnitee.

         (b) Indemnification by Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking reasonably satisfactory to it from each Holder offering Registrable Securities under such registration statement, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Company, each director of the Company, each officer of the Company signing such registration statement and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to (i) any untrue statement or alleged untrue statement in or (ii) omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in strict conformity with written information about such Holder as a stockholder of the Company furnished to the Company in a writing duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer by the seller of the securities of the Company being registered. Notwithstanding the foregoing, each Holder's liability under this Section 7(b) with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

         (c) Contribution. If the indemnification provided for in Section 7(a) or Section 7(b) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions or violations which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any Holder obliged to make contribution pursuant to this Section 7(c) shall be several and not joint, and no such Holder shall be obliged to make contribution in excess of an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

         (d) Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 7(a) or 7(b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 7(a) or 7(b), except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against any indemnified party, unless in the opinion of such indemnified party's counsel a conflict of interest between such indemnified and indemnifying parties or other indemnified party may exist or the indemnified party may have defenses not available to the indemnifying party or any other indemnified party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding affected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which involves relief other than the payment of money damages.

         (e) Payments. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         SECTION 8. Miscellaneous. (a) Expenses. The Company shall pay all expenses of the Holders in connection with any Demand Registration or Piggyback Registration, including without limitation all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, all fees and disbursements of one counsel for the Holders and the Company and of its independent public accountants (including the expenses of comfort letters required by or incident to such performance and compliance) and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting discounts and commissions, if any, relating to the Registrable Securities being sold by a Holder, which shall be paid by such Holder.

         (b) Specific Performance. The parties acknowledge that the Holders' damages at law would be an inadequate remedy for the breach or non-performance of any provision of this Agreement by the Company, and agree in the event of such breach that the aggrieved party may obtain temporary and permanent injunctive relief restraining the Company from such breach or compelling specific performance of such provision, and, to the extent permissible under applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit without proof of actual harm. Nothing contained in this Agreement shall be construed as prohibiting any party from pursuing other remedies available at law or equity for such breach or non-performance.

         (c) Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service or sent by facsimile as follows:

         if to the Holders,

         Signal Equity Partners, L.P.
         10 East 53rd Street, 32nd Floor
         New York, New York 10022
         Attention: Timothy P. Bradley
         Facsimile: (212) 872-1192

         and

         GE Capital Equity Investments, Inc.
         260 Long Ridge Road
         Stamford, CT 06927
         Attention: General Counsel
         Facsimile: (203) 357-6088

         if to the Company:

         TeleCommunication Systems, Inc.
         275 West Street, Suite 400
         Annapolis, MD 21401
         Attention: General Counsel
         Facsimile: (410) 263-7617
         if to any other Holder, to the address or facsimile number given on the signature pages to this Agreement, or in any case to such other address as any party hereto shall have communicated to the other parties hereto by notice in accordance with this provision. All notices and other communications given to any party in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by facsimile in each case delivered or sent (properly addressed) to such party as provided in this Section 8(c) or in accordance with the latest unrevised direction from such party given in accordance with this Section 8(c).

         (d) Assignment. This Agreement and the rights, interests and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of Series A Holders holding at least a majority of the Registrable Securities held by Series A Holders. Any Holder may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of its Affiliates or to any direct or transferee of Registrable Securities who agrees to become bound by the provisions of this Agreement and the Stockholders' Agreement, dated as of the date hereof, between the Company and the security holders of the Company party thereto (as the same may be amended and/or restated and in effect from time to time) other than a transferee who shall acquire such Registrable Securities in a Public Sale. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         (e) No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder, except to the extent otherwise provided in Section 7.

         (f) Waivers. No failure or delay of the Holders or the Company in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holders and the Company hereunder are cumulative and are not exclusive of any rights or remedies which the Holders or the Company would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be effected in accordance with this
Section 8(g), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and all of the Holders.

         (g) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Any previous agreement among the parties (including without limitation the term sheet, dated October 12, 1999) with respect to the subject matter hereof is superseded by this Agreement.

         (h) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

         (j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

         (k) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

         (l) CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF NEW YORK STATE SITTING IN THE COUNTY OF NEW YORK OR ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DISPOSITION OF REGISTRABLE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY MAY NOT MOVE TO (I) TRANSFER ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH NEW YORK COURT OR FEDERAL COURT TO ANOTHER JURISDICTION, (II) CONSOLIDATE ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH NEW YORK COURT OR FEDERAL COURT WITH A SUIT, ACTION OR PROCEEDING IN ANOTHER JURISDICTION OR
(III) DISMISS ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH NEW YORK COURT OR FEDERAL COURT FOR THE PURPOSE OF BRINGING THE SAME IN ANOTHER JURISDICTION. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DISPOSITION OF REGISTRABLE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY NEW YORK COURT SITTING IN THE COUNTY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY HEREBY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY NOTICE IN THE MANNER SPECIFIED IN SECTION 8(c).

            IN WITNESS WHEREOF, the parties have duly executed this Registration Rights Agreement as of the day and year first above written.


                                   TELECOMMUNICATION SYSTEMS, INC.


                                   By: /s/ Maurice Tose
                                      ------------------------------
                                      Name:  Maurice B. Tose
                                      Title: President


                                   SIGNAL EQUITY PARTNERS, L.P.

                                   BY: SIGNAL EQUITY ADVISORS, L.P.

                                   BY: SIGNAL EQUITY ADVISORS, INC.


                                   By: /s/ Charles T Lake II
                                      ------------------------------
                                      Name: Charles T Lake II
                                      Title: Vice President


                                   GE CAPITAL EQUITY INVESTMENTS, INC.


                                   By: /s/ Robert R. Jenks
                                      ------------------------------
                                      Name:  Robert R. Jenks
                                      Title: Managing Director



                                   FINOVA MEZZANINE CAPITAL INC.


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:

                                   Warrantholders:

                                   FINOVA MEZZANINE CAPITAL


                                   By: /s/ Bruce T. Dicks
                                      ------------------------------
                                      Name:  Bruce T. Dicks
                                      Title: Vice President

                                   TATONKA CAPITAL CORPORATION


                                   By: /s/ J. Hiller
                                      ------------------------------
                                      Name:  Jeffrey Hiller
                                      Title: CFO


                                   COMMERCE FUNDING CORPORATION

                                   By: /s/ Jon J. Prager
                                      ------------------------------
                                      Name:  Jon J. Prager
                                      Title: President


                                   /s/ George M. Shea
                                   ---------------------------------
                                   George M. Shea





                                      -16-